EXECUTION VERSION

AMENDMENT NO. 1
Dated as of May 27, 2020
to
CREDIT AGREEMENT
Dated as of May 23, 2018
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of May 27, 2020 by and among VEREIT OPERATING PARTNERSHIP, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), VEREIT, INC., a corporation incorporated under the laws of the State of Maryland (the “Parent”), the Lenders parties hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of May 23, 2018 by and among the Borrower, the Parent, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and subject to the conditions set forth herein; and
WHEREAS, the Administrative Agent and the Lenders party hereto (such Lenders constituting Requisite Lenders) are willing to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders party hereto (such Lenders constituting Requisite Lenders) hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date hereof, and subject to the conditions set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)    The Credit Agreement is hereby amended by (i) deleting each reference to “Merrill Lynch, Pierce, Fenner & Smith Incorporated” set forth therein and replacing it with “BofA Securities, Inc.” and (ii) deleting each reference to “First Tennessee Bank National Association” set forth therein and replacing it with “First Horizon Bank f/k/a First Tennessee Bank National Association”.
(b)    The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following: (a) calculated on a consolidated basis for the Parent and its Subsidiaries (i) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way); plus (ii) with respect to all Properties (other than Properties with NOI that is less than or equal to zero) owned (or leased pursuant to a Ground Lease) by the Borrower or any Subsidiary for the four consecutive fiscal quarter period most recently ending immediately prior to the applicable date of determination, the quotient of (A) Net Operating Income of the Parent and its Subsidiaries for such four consecutive fiscal quarter period, divided by (B) the Capitalization Rate; plus (iii) unless the Borrower shall have irrevocably elected to have such Property included in the calculation under clause (ii) above, with respect to any Property acquired during such four consecutive fiscal quarter period, the acquisition price paid for all such Properties; plus (iv) the undepreciated GAAP book value of all Development Properties; plus (v) the acquisition price of Unimproved Land, less any GAAP impairment charges specific to any such asset; plus (vi) the acquisition price of all mortgage notes receivable and mezzanine loans, less any GAAP impairment charges specific to any such asset; plus (vii) the GAAP book value of certain marketable securities of the Parent and its Subsidiaries identified on Schedule 1.1(f) (as the same may be updated from time to time by the Parent or the Borrower in writing to the Administrative Agent); plus (viii) any asset value associated with amounts then constituting Indebtedness pursuant to clauses (b) and (h) of the definition of Indebtedness (which asset value shall not exceed the corresponding amount of any such Indebtedness), plus (b) Management EBITDA for such four consecutive fiscal quarter period multiplied by five (5). The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (i)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets. Net Operating Income attributable to (x) Properties acquired or disposed of during any four consecutive fiscal quarter period ending immediately prior to any date of determination of Total Asset Value or (y) Properties that were Development Properties at the end of such four consecutive fiscal quarter period, shall not be included in the calculation of Total Asset Value. Notwithstanding the foregoing, for purposes of determining Total Asset Value, the amount of Total Asset Value attributable to the following excess amounts shall be excluded:

(A)     Properties leased under Ground Leases in excess of 15% of Total Asset Value;

(B)     Properties that are restaurant properties in excess of 30% of Total Asset Value;

(C)     the Borrower’s Ownership Share of assets held by Unconsolidated Affiliates in excess of 20% of Total Asset Value;

(D)     the amount under clause (b) above in excess of 2.5% of Total Asset Value;

(E)    Investments in (or ownership of) Mortgage Receivables (valued based on aggregate book value) in excess of 5% of Total Asset Value;

(F)     Investments in (or ownership of) construction in excess of 5% of Total Asset Value (it being understood that (1) construction shall be measured based on book value and (2) if a Development Property is owned by an Unconsolidated Affiliate, the amount shall be equal to the product of (X) the book value for such Property and (Y) the applicable Ownership Share);

(G)     Investments in (or ownership of) unimproved land in excess of 5% of Total Asset Value;

(H)     Investments in (or ownership of) equity investments in REITs in excess of 5% of Total Asset Value; and
(I)    the sum of all Investments or ownership interests of the type described in the immediately preceding (E), (F), (G) and (H) in excess of 20% of Total Asset Value.
“Unencumbered Asset Value” means, as of any date of determination, the sum, without duplication, of (a)(i) with respect to all Eligible Properties owned (or leased pursuant to a Ground Lease) by the Borrower or any Subsidiary for the four consecutive fiscal quarter period ending immediately prior to such date of determination, the quotient of (x) the Unencumbered Adjusted NOI (excluding NOI that is less than or equal to zero or attributable to Development Properties) for such four consecutive fiscal quarter period, divided by (y) the Capitalization Rate, plus (ii) unless the Borrower shall have irrevocably elected to have such Eligible Property included in the calculation under clause (a)(i) above, with respect to any Eligible Property acquired during such four consecutive fiscal quarter period, the acquisition price paid for all such Eligible Properties which Eligible Properties are not subject to any Lien (other than Permitted Liens described in clauses (a) through (f) of the definition thereof) or any Negative Pledge, plus (b) calculated on a consolidated basis for the Parent and its Subsidiaries, cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way), plus (c) Unencumbered Management EBITDA for such four consecutive fiscal quarter period multiplied by five (5). Notwithstanding the foregoing, for purposes of determining Unencumbered Asset Value, to the extent the amount of Unencumbered Asset Value attributable to (A) Properties leased under Ground Leases would exceed 15% of Unencumbered Asset Value, such excess shall be excluded, (B) the amount under clause (c) above would exceed 2.5% of Unencumbered Asset Value, such excess shall be excluded, (C) the amount under clause (b) above would exceed, without duplication, the sum of (i) 2.5% of Unencumbered Asset Value plus (ii) up to $1.0 billion of cash and Cash

Equivalents of the type described in clause (b) above solely to the extent the Borrower has reasonably designated such cash and Cash Equivalents as purchase price consideration for a proposed acquisition of an Eligible Property that is the subject of a binding purchase agreement, such excess shall be excluded and (D) Properties that are restaurant properties would exceed 30% of Unencumbered Asset Value, such excess shall be excluded.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(c)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(d)    Article I of the Credit Agreement is hereby amended by inserting the following new Section 1.4 at the end thereof:
Section 1.4.    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(e)    Section 5.2(b) of the Credit Agreement is hereby amended by deleting the reference to the phrase “(which such notice shall note with specificity the particular provisions of the amendment to which such Lender objects)” set forth therein.
(f)    Section 7.1(a) of the Credit Agreement is hereby amended by amending and restating the last sentence therein in its entirety to read as follows:
None of the Parent, the Borrower, any other Loan Party or any other Subsidiary is an Affected Financial Institution.
(g)    Section 13.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 13.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
(h)    Article XIII of the Credit Agreement is hereby amended by inserting the following new Section 13.23 at the end thereof:
Section 13.23    Acknowledgement Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Derivatives Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit

Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 13.23, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and the Requisite Lenders.
(b)    The Administrative Agent shall have received all fees referenced in that certain Amendment No. 1 Fee Letter, dated as of the date hereof, among the Borrower, the Administrative Agent and Wells Fargo Securities, LLC and the payment of all other reasonable and documented out-of-pocket fees and expenses in connection with this Amendment and the other Loan Documents relating hereto required to be paid on or before the effectiveness of this Amendment (including, to the extent invoiced, the reasonable and documented out-of-pocket fees and expenses of Sidley Austin LLP).
3.    Representations and Warranties of the Parent and the Borrower. The Parent and the Borrower each hereby represents and warrants as follows:
(a)    The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary action. This Amendment has been duly executed and delivered by the duly authorized officers of each Loan Party party thereto and is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, Material Adverse Effect or similar language, in which case such representation or warranty shall be true and correct in all respects) except to the extent that such representations and warranties relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, Material Adverse Effect or similar language, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, including, without limitation, that certain Guaranty dated as of May 23, 2018 executed and delivered by Parent in favor of the Administrative Agent, shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith or constitute a course of conduct or dealing among the parties. Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.
(d)    This Amendment is a Loan Document.
5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
7.    Entire Agreement. The Credit Agreement, as amended hereby, together with all other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.
8.    Successors and Assigns. This Amendment shall be binding upon the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and the successors and permitted assigns of the Lenders and the Administrative Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. The Borrower may not assign or transfer any of its rights or Obligations under this Amendment without the prior written consent of the Administrative Agent and each Lender.
9.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. This Amendment may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

VEREIT OPERATING PARTNERSHIP, L.P., as the Borrower

By: /s/ Michael J. Bartolotta
Name: Michael J. Bartolotta
Title: Executive Vice President and Chief Financial Officer

VEREIT, INC., as the Parent

By: /s/ Michael J. Bartolotta
Name: Michael J. Bartolotta
Title: Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Dale Northup
Name: Dale Northup
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Thomas W. Nowak
Name: Thomas W. Nowak
Title: Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

US BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Donald J. Pafford
Name: Donald J. Pafford
Title: Senior Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ Jonas L. Robinson
Name: Jonas L. Robinson
Title:    Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

CITIBANK, N.A.,
as a Lender

By: /s/ Christopher Albano
Name: Christopher Albano
Title: Authorized Signatory

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Bryce Hy
Name: Bryce Hy
Title: Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

BARCLAYS BANK PLC,
as a Lender

By: /s/ Sean Duggan
Name: Sean Duggan
Title: Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

REGIONS BANK,
as a Lender

By: /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title:    Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jennifer Power
Name: Jennifer Power
Title: Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

THE BANK OF NEW YORK MELLON,
as a Lender

By: /s/ Rick Laudisi
Name: Rick Laudisi
Title: Managing Director

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

FIRST HORIZON, f/k/a
FIRST HORIZON TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Thomas C. Owens
Name: Thomas C. Owens
Title: Senior Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

PEOPLE’S UNITED BANK, N.A.,
as a Lender

By: /s/ Victor Galatti
Name: Victor Galatti
Title: Senior Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

COMERICA BANK,
as a Lender

By: /s/ Casey L. Stevenson
Name: Casey L. Stevenson
Title: Vice President

[Signatures Continued on Next Page]

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.

BANK HAPOALIM B.M.,
as a Lender

By: /s/ Marline Alexander
Name: Marline Alexander
Title: Senior Vice President

By: /s/ Louis Barone
Name: Louis Barone
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
VEREIT OPERATING PARTNERSHIP, L.P.